UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

August 3, 2018

APX GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

On August 3, 2018, APX Group, Inc. (“APX Group”), a wholly-owned subsidiary of APX Group Holdings, Inc. (the “Company”) issued a notice of conditional full redemption in respect of the entire $269,465,000 aggregate principal amount outstanding of its outstanding 6.375% Senior Secured Notes due 2019 (the “2019 Notes”) on September 4, 2018 (the “Redemption Date”).

The redemption is being made pursuant to the terms of the Indenture dated as of November 16, 2012, as supplemented (the “Indenture”), among APX Group, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee, at a redemption price equal to 101.594% of the principal amount of the 2019 Notes plus accrued and unpaid interest to, but not including, the redemption date (the “Redemption Price”). The redemption is subject to the consummation by APX Group of the incurrence of additional indebtedness in the form of new loans yielding net proceeds that are sufficient to pay the Redemption Price and the receipt by APX Group of such proceeds (the “Financing Condition”).

The notice of redemption may be rescinded in the event the Financing Condition is not satisfied and the redemption may be delayed if the Financing Condition is not satisfied prior to the Redemption Date. There is also no assurance about the timing or terms of the proposed refinancing, or that the proposed redemption and refinancing transactions will be completed at all.

This report does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any 2019 Notes or any other security.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By:	/s/ Dale Gerard
Name:	Dale Gerard
Title:	Senior Vice President of Finance and Treasurer

Date: August 3, 2018